UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 4, 2004

DELBROOK CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-49995	71-0867623
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

Suite 2000, 1066 West Hastings Street, Vancouver BC V6E 3X2
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (604) 601-8336

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

On March 4, 2004 the Registrant issued a total of 1,666,666 shares of its common stock to Christopher Dyakowski (“Dyakowski “) pursuant to the terms of a Mineral Property Acquisition Agreement and a Share Purchase Agreement dated February 24, 2004. As a condition to the Mineral Property Acquisition Agreement and the Share Purchase Agreement, Peter Schulhof, the President of the Registrant agreed to return to treasury for cancellation 4,600,000 shares of the Registrant’s common stock without compensation. These shares were returned to treasury on March 10, 2004, resulting in a change of control.

Voting Securities

The Common Stock is the only class of voting securities of the Company outstanding. As of March 10, 2004, there were 9,620,000 shares outstanding and entitled to one vote per share. Upon the completion of the Agreements, there are 6,686,667 shares outstanding and entitled to one vote per share.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock immediately after the acquisition and the return to treasury, by:

  each person known to beneficially own more than five percent of the Common Stock;
  each officer and director of the Company; and
  all directors and executive officers as a group.
Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Class
Chris Dyakowski 3750 West 49th Ave Vancouver, BC V6N 3T8	1,666,666	24.9%
Ken Hicks 1234 Doran Road North Vancouver, BC V7K 1M7	Nil(1)	N/A
Peter Schulhof 4625 Willow Creek Road West Vancouver, BC V7W 1C3	Nil	N/A
All officers and directors, after completion of the Acquisitions	1,666,666	24.9%

(1) Pursuant to Mr. Hicks Consulting Agreement, upon commencement of exploration activities on the Company’s mineral properties in the Republic of Argentina, Mr. Hicks will be issued 66,666 shares of the Company’s common stock

Directors and Executive Officers

Appointment of New Director

The Agreements provide that, subject to compliance with applicable law, the Company will take all action necessary to cause Mr. Dyakowski to be appointed to the Board of Directors. Set forth below is certain information with respect to Mr. Dyakowski:

Christopher Ian Dyakowski

Mr. Dyakowski graduated from the University of British Columbia in 1975 with a Bachelor of Science in Geology. For approximately 25 years he has served in a number of capacities including president, director, CFO of some 17 junior mining companies. During his career he has located and secured mining properties in British Columbia, Quebec the United States, Argentina and Bolivia for the companies which he held office and also for other clients.

Mr. Dyakowski currently serves as Director and CFO of San Telmo Energy Ltd., an oil and gas exploration and development company based in Calgary, Alberta which is listed on the TSX Venture Exchange and the over-the-counter Bulletin Board. He is also a director of Storm Cat Energy Corp., a company engaged in developing coal bed methane and which is also listed on the TSX Venture Exchange.

Mr. Dyakowski is a registered member of the British Columbia Association of Professional Engineers and Geoscientists and the BC and Yukon Chamber of Mines.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of their ownership thereof and changes in that ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file.

Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that other filings were required for such persons, the Company believes that, during the year ended January 31, 2004, its executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.

Compensation of Directors

At present we do not pay our directors for attending meetings of our Board of Directors, although we expect to adopt a director compensation policy in the future. We have no standard arrangement pursuant to which our directors are compensated for any services provided as a director or for committee participation or special assignments.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received by our Chief Executive Officer and other officers earning in excess of $100,000, for the last three fiscal years of the Company.

Name and Principal Position		Annual Compensation			Long-Term Compensation			All Other Compensation
	Year	Annual Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Warrants and Options	LTIP Payouts ($)
Peter Schulhof, President and Chief Executive Officer	2004 2003 2002	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

Employment Agreements

We do not have any employment agreements. We have entered into the following Consulting and Management Agreements:

  pursuant to the terms of a Management Agreement dated March 4, 2004 we have appointed Mr. Dyakowski as our President, Chief Executive Officer, Chief Financial Officer and Secretary and as a director for a term of one year. We have agreed to pay to Mr. Dyakowski CAD$5,000 per month. Mr., Dyakowski is required to devote not less than 80% of his time to our business.

  pursuant to the terms of a Consulting Agreement dated February 11, 2004 we have appointed Mr. Ken Hicks as our Vice President (Exploration) and as a director for a term of one year. We have agreed to pay to Mr. Hicks CAD$6,000 per month and, upon commencement of exploration activities on our newly acquired mineral properties in the Republic of Argentina, to issue to Mr. Hicks 66,666 shares of our common stock and pay to Mr. Hicks $35,000. Mr., Hicks is required to devote substantially all of his time to our business.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On March 4, 2004 the Registrant closed on five (5) separate agreements pursuant to which it acquired interests in certain mineral claims located in the Santa Cruz and Rio Negro Provinces of the Republic of Argentina from Dyakowski and his affiliates. The specific agreements were as follows:

Pinguino Property

  Pursuant to the terms of a Mineral Property Option Agreement dated February 24, 2004 between the Registrant and Dyakowski (the “Pinguino Option Agreement”), the Registrant acquired from Dyakowski an option to acquire a 100% interest in and to certain mineral claims located in the Santa Cruz Province of the Republic of Argentina and known as the “Pinguino Property” totaling 24,710 acres, subject to a 2% net smelter returns royalty in favor of Dyakowski (the “Pinguino Royalty”). In order to exercise the option on the Pinguino Property, the Registrant is required to make option payments to Dyakowski totaling $450,000 as follows:

    $50,000 on or before July 1, 2004;

    $75,000 on or before July 1, 2005;

    $100,000 on or before July 1, 2006;

    $100,000 on or before July 1, 2007; and

    $125,000 on or before July 1, 2008.

The Registrant has the right to repurchase on half of the Pinguino Royalty for $1,000,000 and all of the Pinguino Royalty for $2,000,000. The Pinguino Option Agreement also provides for an “area of interest” such that, in the event that Dyakowski records any property claims within five (5) kilometers of the boundaries of the Pinguino Property, such claims will become subject to the Pinguino Property Agreement.

Dyakowski and SCRN Properties

Pursuant to the terms of a Mineral Property Acquisition Agreement dated February 24, 2004 between the Registrant and Dyakowski (the “Dyakowski Acquisition Agreement”), the Registrant acquired from Dyakowski certain mineral claims located in the Santa Cruz Province of the Republic of Argentina and known as the “Dyakowski Property”. In addition, pursuant to the terms of a Share Purchase Agreement dated February 24, 2004 between the Registrant and Dyakowski (the “SCRN Share Purchase Agreement”), the Registrant acquired from Dyakowski a 100% interest in SCRN Properties Ltd. (“SCRN”), a Delaware corporation the sole assets of which consist of certain mineral claims located in the Rio Negro Province of the Republic of Argentina and known as the “SCRN Property”. The Dyakowski Property and the SCRN Property total 128,964 acres. As consideration for the Dyakowski Property and the 100% interest in SCRN, the Registrant issued to Dyakowski a total of 1,666,666 shares of its common stock (the “Shares”), subject to the following escrow and return to treasury provisions:

o
in the event that exploration activities on the Dyakowski Property, the Pinguino Property, and/or the SCRN Property (collectively, the “Properties”) are not commenced by April 30, 2004, all 1,666,666 of the shares are to be returned to treasury of the Registrant and title to the Properties shall be transferred to Dyakowski;

o
upon the Registrant incurring exploration expenditures of at least $100,000 on the Properties, 333,332 of the Shares are to be released from escrow and delivered to Dyakowski and, in the event that the Registrant’s geologist determines that (i) the Dyakowski Property no longer has merit following such exploration expenditures, 666,667 Shares shall be returned to treasury of the Registrant and title to the Dyakowski Property shall be transferred to Dyakowski and/or (ii) the SCRN Property no longer has merit following such exploration expenditures, 666,667 Shares shall be returned to treasury of the Registrant and title to the SCRN Property shall be transferred to Dyakowski;

o
upon the Registrant incurring exploration expenditures of at least $500,000 on the Properties, an additional 333,334 of the Shares are to be released from escrow and delivered to Dyakowski and, in the event that the Registrant’s geologist determines that (i) the Dyakowski Property no longer has merit following such exploration expenditures, 500,000 Shares shall be returned to treasury of the Registrant and title to the Dyakowski Property shall be transferred to Dyakowski and/or (ii) the SCRN Property no longer has merit following such exploration expenditures, 500,000 Shares shall be returned to treasury of the Registrant and title to the SCRN Property shall be transferred to Dyakowski; and

o	upon the Registrant incurring exploration expenditures of at least $1,000,000 on the Properties, an additional 333,334 of the Shares are to be released from escrow and delivered to Dyakowski and
•
in the event that the Registrant’s geologist determines that further exploration activities are warranted for the Dyakowski Property or that the Dyakowski Property should be placed into commercial production, an additional 333,333 Shares are to be released from escrow and delivered to Dyakowski, or

•
in the event that the Registrant’s geologist determines that further activities are not warranted for the Dyakowski Property, 333,333 Shares shall be returned to treasury of the Registrant and title to the Dyakowski Property shall be shall be transferred to Dyakowski, and

•
in the event that the Registrant’s geologist determines that further exploration activities are warranted for the SCRN Property or that the SCRN Property should be placed into commercial production, an additional 333,333 Shares are to be released from escrow and delivered to Dyakowski, or

•
in the event that the Registrant’s geologist determines that further activities are not warranted for the SCRN Property, 333,333 Shares shall be returned to treasury of the Registrant and title to the SCRN Property shall be shall be transferred to Dyakowski.

The Dyakowski Acquisition Agreement and the SCRN Share Purchase Agreement also provide for an “area of interest” such that, in the event that Dyakowski records any property claims within five (5) kilometers of the boundaries of either the Dyakowski Property or the SCRN Property, such claims will become subject to the respective Agreements.

As a condition to the Dyakowski Acquisition Agreement and the SCRN Share Purchase Agreement, the Registrant has agreed to issue a stock dividend of two shares of common stock for each one share of common stock and to change its name to “Argentex Mining Corporation”.

Condor Property

Pursuant to the terms of a Mineral Property Acquisition Agreement dated February 20, 2004 between the Registrant and San Telmo Energy Ltd., an affiliate of Dyakowski, we acquired 100% interest in and to certain mineral claims located in the Santa Cruz Province of the Republic of Argentina and known as the “Condor Property” totaling 24,710 acres, subject to a 2% net smelter returns royalty in favor of Dyakowski (the “San Telmo Royalty”). As consideration for the Condor Property the Registrant has agreed to pay to San Telmo Energy Ltd. the sum of CAD$10,000. The Registrant has the right to repurchase on half of the San Telmo Royalty for $1,000,000 and all of the San Telmo Royalty for $2,000,000.

Storm Cat Property

  Pursuant to the terms of a Mineral Property Acquisition Agreement dated February 20, 2004 between the Registrant and Storm Cat Energy Corp., an affiliate of Dyakowski, we acquired 100% interest in and to certain mineral claims located in the Santa Cruz and Rio Negro Provinces of the Republic of Argentina and known as the “Storm Cat Property” totaling 32,766 acres. As consideration for the Condor Property the Registrant has agreed to pay to Storm Cat Energy Corp. the sum of CAD$10,000.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

Concurrent with the closing of the property transaction described above, the Registrant closed a financing with gross proceeds to the Registrant of $500,000 through the issuance of 500 shares of non-voting Series A Convertible Preferred Stock at a price of $1,000 per share. Each share of Series A Convertible Preferred Stock is convertible, at any time, by the holder into shares of the Registrant’s common stock at an effective price of $0.90 per share, subject to adjustments downwards in the event that:

  the Registrant issues any common stock or securities convertible into common stock at an effective price of less than $0.90 per share until March 4, 2006, in which case the effective price shall be that lower price; and

  the Registrant ceases to devote the majority of its resources to the exploration and development of the Properties, or abandons and/or fails to make required payments (regardless of whether or not such payments are waived by the recipient) in respect of any of the Pinguino Property, in which case the conversion price shall be the average trailing five day bid price of the Registrant’s common stock on the over-the-counter Bulletin Board, less a 25% discount.

The Registrant has also granted to the holders of the Series A Convertible Preferred Stock demand registration rights.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired: Not Applicable.
(b)	Pro forma financial information: Not Applicable.
(c)	Exhibits:
99.1	Mineral Property Option Agreement dated February 24, 2004 between the Registrant and Chris Dyakowski

99.2	Mineral Property Acquisition Agreement dated February 24, 2004 between the Registrant and Chris Dyakowski

99.3	Share Purchase Agreement dated February 24, 2004 between the Registrant and Chris Dyakowski

99.4	Mineral Property Acquisition Agreement dated February 20, 2004 between the Registrant and San Telmo Energy Ltd.

99.5	Mineral Property Acquisition Agreement dated February 20, 2004 between the Registrant and Storm Cat Energy Corp.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.   AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2004

DELBROOK CORPORATION

By:	/s/ Chris Dyakowski
Christopher Dyakowski
President, Chief Executive Officer, Chief Financial Officer and Secretary